UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

PFO GLOBAL, INC.

 (Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

333-167380	65-0434332
(Commission File Number)	(I.R.S. Employer Identification No.)

7501 Esters Blvd., Suite 100, Irving, TX 75063

(Address of principal executive offices)

(972) 573-6135

(Issuer's telephone number)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

In our Current Report on Form 8-K filed on July 6, 2015, we reported that on June 30, 2015, (the “Effective Date”), PFO Global, Inc. (the “Company”), a Nevada corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PFO Acquisition Corp., a Florida corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Pro Fit Optix Holding Company, LLC, a Florida limited liability company (“PFO”). Pursuant to the Merger Agreement, on the Effective Date, the Company completed the acquisition of PFO by means of a merger of Merger Sub with and into PFO, such that PFO became a wholly-owned subsidiary of the Company (the “Merger”).

As permitted by Item 9.01 of Form 8-K, we indicated in the initial Form 8-K that we would file financial statements for PFO and pro forma financial information reflecting the effect of the acquisition by amendment to the initial Form 8-K. This amendment is being filed to amend and supplement the initial Form 8-K to include such financial statements and financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of PFO and subsidiaries for the years ended December 31, 2014 and 2013 are filed herewith as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference into this Item 9.01(a).

The reviewed condensed consolidated financial statements of PFO and subsidiaries for the three months ended March 31, 2015 and 2014 are filed herewith as Exhibit 99.2 to this Amendment No. 1 and incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

The following unaudited pro forma combined financial information of the Company and PFO are filed herewith as Exhibit 99.3 to this Amendment No. 1 and incorporated by reference into this Item 9.01(b):

• Unaudited Pro Forma Combined Balance Sheet as of March 31, 2015.

• Unaudited Pro Forma Combined Statement of Operations for the Three Months Ended March 31, 2015.

• Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2014.

• Notes to Unaudited Pro Forma Combined Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	The audited consolidated financial statements of PFO and Subsidiaries for the years ended December 31, 2014 and 2013.
99.2	The reviewed condensed consolidated financial statements of PFO and Subsidiaries for the three months ended March 31, 2015 and 2014.
99.3	The unaudited pro forma combined financial information for the year ended December 31, 2014 and for the three months ended March 31, 2015, giving effect to the acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 11, 2015

PFO GLOBAL, Inc.

By	/s/ Tim Kinnear
Name:	Tim Kinnear
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	The audited consolidated financial statements of PFO and Subsidiaries for the years ended December 31, 2014 and 2013.
99.2	The reviewed condensed consolidated financial statements of PFO and Subsidiaries for the three months ended March 31, 2015 and 2014.
99.3	The unaudited pro forma combined financial information for the year ended December 31, 2014 and for the three months ended March 31, 2015, giving effect to the acquisition.